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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 2, 2005
American Real Estate Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Bedford Road, Mt. Kisco, NY (Address of principal executive offices)		10549 (Zip Code)
Registrant’s telephone number, including area code:
(914) 242-7700
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01     Other Events
      The following pro forma financial data are filed in Exhibit 99.1 on the pages listed below and are presented to reflect the pro forma effects of the acquisition of substantially all of the assets of WestPoint Stevens Inc. and the June 2005 acquisitions as discussed in the Introductory Note.

Introductory note	F-1
Pro Forma Condensed Consolidated Statement of Earnings for the nine months ended September 30, 2005	F-2
Pro Forma Condensed Consolidated Statement of Earnings for the year ended December 31, 2004	F-3
Notes to Unaudited Pro Forma Condensed Consolidated Financial Data	F-4
Section 9 — Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits
      (c) Exhibits

Exhibit No.

99.1	Unaudited Pro Forma Consolidated Financial Data for American Real Estate Partners, L.P. and Subsidiaries
EX-99.1: UNAUDITED PROFORMA INFORMATION

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SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

By:	American Property Investors, Inc.

General Partner

By:	/s/ Jon F. Weber

Jon F. Weber
President and Chief Financial Officer
Date: December 2, 2005